SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

POWER SPORTS FACTORY, INC.
 (Exact Name of Registrant as Specified in Charter)

Minnesota	000-25385	41-1853993
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 Walnut Street, Philadelphia, PA   19106
 (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:  (267) 546-9073

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2010, Mr. Shawn Landgraf had submitted his resignation, effective June 30, 2010, as Chief Executive Officer and as a Director, to our Board of Directors. Mr. Landgraf and the Board of Directors have consulted and agreed that it would be in the best interests of the Company for Mr. Landgraf to delay the effectiveness of his resignation for an additional two months so that he could continue to work with the Board in the transition period prior to the effectiveness of his resignation to provide assistance in negotiating and closing additional financing and strategic acquisition options.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POWER SPORTS FACTORY, INC.

Date: July 2, 2010	By:	/s/ Steve Rubakh
Steve Rubakh, President

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